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                               OFFICIAL RECORDS OF
                          MARICOPA COUNTY RECORDER
                                     HELEN PURCELL
                         97-0285322 04/30/97 10:58
                                   CHRISTIA 7 OF 9
OLD REPUBLIC TITLE AGENCY

WHEN RECORDED MAIL TO:

U. S. BANK OF WASHINGTON, National Association
1301 Fifth Avenue, 20th FI., WWW-967
P.O. Box 720
Seattle, WA 98111-0720

                           FOR RECORDER'S USE ONLY



[U.S. BANK LOGO]

            CONSTRUCTION DEED OF TRUST

THIS DEED OF TRUST IS DATED APRIL 22, 1997, among
EMERITUS PROPERTIES VI, INC., a Washington corporation, whose address is 3131 Elliott Ave., Suite 500, Seattle, WA 98121-1031 (referred to below as "Trustor"); U. S. BANK OF WASHINGTON,
National Association, whose address is 1301 Fifth
Avenue, 20th FI., WWW-967, P.O. Box 720, Seattle,
WA 98111-0720 (referred to below sometimes as "Lender" and sometimes as "Beneficiary"); and UNITED STATES NATIONAL BANK OF OREGON, whose address is P. O. Box 720, Seattle, Washington
98111-0720 (referred to below as "Trustee").

CONVEYANCE AND GRANT. For valuable consideration,
Trustor conveys to Trustee in trust, with power of
sale, for the benefit of Lender as Beneficiary,
all of Trustor's right, title, and interest in and
to the following described real property, together
with all existing or subsequently erected or
affixed buildings, improvements and fixtures; all
easements, rights of way, and appurtenances; all
water and water rights flowing through, belonging
or in anyway appertaining to the Real Property,
and all of Trustor's water rights that are
personal property under Arizona law, including
without limitation all type 2 nonirrigation
grandfathered rights (if applicable), all
irrigation rights, all ditch rights, rights to
irrigation district stock, all contracts for
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04-22-97            DEED OF TRUST       Page 2
                     (Continued)

effluent, all contracts for Central Arizona
Project water, and all other contractual rights to water, and together with all rights (but none of the duties) of Trustor as declarant under any presently recorded declaration of covenants, conditions and restrictions affecting real property; and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, located in Maricopa County, State of Arizona (the "Real
Property"):

See Exhibit "A" attached hereto and incorporated herein.

The Real Property or its address is commonly known as 2935 North l8th Place, Phoenix, AZ 98121-1031.

Trustor presently assigns to Lender (also known as Beneficiary in this Deed of Trust) all of Trustor's right, title, and interest in and to all present and future leases of the Property and all Rents from the Property. In addition, Trustor grants Lender a Uniform Commercial Code security interest in the Rents and the Personal Property defined below.

DEFINITIONS. The following words shall have the following meanings when used in this Deed of Trust. Terms not otherwise defined in this Deed of Trust shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

BENEFICIARY. The word "Beneficiary" means U. S.
BANK OF WASHINGTON, National Association, its successors and assigns. U. S. BANK OF WASHINGTON,
National Association also is referred to as "Lender" in this Deed of Trust.

DEED OF TRUST. The words "Deed of Trust" mean this
Deed of Trust among Trustor, Lender, and Trustee,
and includes without limitation all assignment and
security interest provisions relating to the
Personal Property and Rents.
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04-22-97            DEED OF TRUST       Page 3
                     (Continued)

GUARANTOR. The word "Guarantor" means and includes without limitation any and all guarantors, sureties, and accommodation parties in connection with the Indebtedness.

IMPROVEMENTS. The word "Improvements" means and includes without limitation all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

INDEBTEDNESS. The word "Indebtedness" means all principal and interest payable under the Note and any amounts expended or advanced by Lender to discharge obligations of Trustor or expenses incurred by Trustee or Lender to enforce obligations of Trustor under this Deed of Trust, together with interest on such amounts as provided in this Deed of Trust.

LENDER. The word "Lender" means U. S. BANK OF
WASHINGTON, National Association, its successors and assigns.

NOTE. The word "Note" means the Note dated April
22, 1997, in the original principal amount of $3,500,000.00 from Trustor to Lender, together with all renewals, extensions, modifications, refinancings, and substitutions for the Note.
NOTICE TO TRUSTOR: THE NOTE CONTAINS A VARIABLE
INTEREST RATE.

PERSONAL PROPERTY. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Trustor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions or, any of such property; and together with all proceeds
(including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.



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04-22-97            DEED OF TRUST       Page 4
                     (Continued)

PROPERTY. The word "Property" means collectively the Real Property and the Personal Property.

REAL PROPERTY. The words "Real Property" mean the property, interests and rights described above in the "Conveyance and Grant" section.

RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

RENTS. The word "Rents" means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.

TRUSTEE. The word "Trustee" means UNITED STATES
NATIONAL BANK OF OREGON and any substitute or successor trustees.

TRUSTOR. The word "Trustor" means any and all persons and entities executing this Deed of Trust, including without limitation all Trustors named above.

THIS DEED OF TRUST, INCLUDING THE ASSIGNMENT OF
RENTS AND THE SECURITY INTEREST IN THE RENTS AND
PERSONAL PROPERTY, IS GIVEN TO SECURE (1) PAYMENT
OF THE INDEBTEDNESS AND (2) PERFORMANCE OF ANY AND
ALL OBLIGATIONS OF TRUSTOR UNDER THE NOTE, THE
RELATED DOCUMENTS, AND THIS DEED OF TRUST. THIS
DEED OF TRUST, INCLUDING THE ASSIGNMENT OF RENTS
AND THE SECURITY INTEREST IN THE RENTS AND
PERSONAL PROPERTY, IS ALSO GIVEN TO SECURE ANY AND
ALL OBLIGATIONS OF TRUSTOR UNDER THAT CERTAIN
CONSTRUCTION LOAN AGREEMENT BETWEEN TRUSTOR AND
LENDER OF EVEN DATE HEREWITH. ANY EVENT OF DEFAULT
UNDER THE CONSTRUCTION LOAN AGREEMENT, OR ANY OF
THE RELATED DOCUMENTS REFERRED TO THEREIN, SHALL
ALSO BE AN EVENT OF DEFAULT UNDER THIS DEED OF
TRUST. THE NOTE AND THIS DEED OF TRUST ARE GIVEN
AND ACCEPTED ON THE FOLLOWING TERMS:
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04-22-97            DEED OF TRUST       Page 5
                     (Continued)

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Deed of Trust, Trustor shall pay to Lender all amounts secured by this Deed of Trust as they become due, and shall strictly and in a timely manner perform all of Trustor's obligations under the Note, this Deed of Trust, and the Related Documents.

POSSESSION AND MAINTENANCE OF THE PROPERTY.
Trustor agrees that Trustor's possession and use of the Property shall be governed by the following provisions:

   POSSESSION AND USE. Until the occurrence of an Event of Default or until Lender exercises its right to collect Rents as provided for in the Assignment of Rents form executed by Grantor in connection with the Property, Trustor may a) remain in possession and control of the Property, (b) use, operate or manage the Property, and (c) collect any Rents from the Property.

   DUTY TO MAINTAIN. Trustor shall maintain the
   Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

   HAZARDOUS SUBSTANCES. The terms "hazardous
   waste," "hazardous substance," "disposal,"
   "release," and "threatened release,." as used
   in this Deed of Trust, shall have the same
   meanings as set forth in the Comprehensive
   Environmental Response, Compensation and
   Liability Act of 1980, as amended 42 U.S C.
   Section 9601, et seq. ("CERCLA"), the Superfund
   Amendments and Reauthorization Act of 1986,
   Pub. L. No. 99-499 ("SARA"), the Hazardous
   Materials Transportation Act, 49 U.S.C Section
   1801, et seq., the Resource Conservation and
   Recovery Act, 42 U.S.C. Section 6901, et seq.,
   or other applicable state or Federal laws rules
   or regulations adopted pursuant to any of the
   foregoing. The terms "hazardous waste" and
   "hazardous substance" shall also include,
   without limitation, petroleum and petroleum by-
   products or any fraction thereof and asbestos.
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04-22-97            DEED OF TRUST       Page 6
                     (Continued)

Trustor represents and warrants to Lender that:
(a) During the period of Trustor's ownership of
the Property, there has been no use, generation,
manufacture, storage, treatment, disposal, release
or threatened release of any hazardous waste or
substance by any person on, under, about or from
the Property; (b) Trustor has no knowledge of, or
reason to believe that there has been, except as
previously disclosed to and acknowledged by Lender
in writing, (i)any use, generation, manufacture,
storage, treatment, disposal, release, or
threatened release of any hazardous waste or
substance on, under, about or from the Property by
any prior owners or occupants of the Property or
(ii any actual or threatened litigation or claims
of any kind by any person relating to such
matters; and (c) except as previously disclosed to
and acknowledged by Lender in writing, (i) neither
Trustor nor any tenant contractor, agent or other
authorized user of the Property shall use,
generate manufacture, store, treat, dispose of, or
release any hazardous waste or substance on under,
about or from the Property and (ii) any such
activity shall be conducted in compliance with all
applicable federal, state, and local laws,
regulations and ordinances, including without
limitation those laws regulations, and ordinances
described above. Trustor authorizes Lender and its
agents to enter upon the Property to make such
inspections and tests, at Trustor's expense, as
Lender may deem appropriate to determine
compliance of the Property with this section of
the Deed of Trust. Beneficiary, at its option, but
without obligation to do so, may correct any
condition violating any applicable environmental
law affecting the Property, and in doing so shall
conclusively be deemed to be acting reasonably and
for the purpose of protecting the value of its
collateral, and all costs of correcting a
condition or violation shall be payable to
Beneficiary by Trustor as provided in the
Expenditures by Lender section of this Deed of
Trust. Any inspections or tests made by Lender
shall be for Lender s purposes only and shall not
be construed to create any responsibility or
liability on the part of Lender to Trustor or to
any other person The representations and
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04-22-97            DEED OF TRUST       Page 7
                     (Continued)

warranties contained herein are based on Trustor s due diligence in investigating the Property for hazardous waste and hazardous substances Trustor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Trustor becomes liable for cleanup or other costs under any such laws, and . agrees to indemnify and hold harmless Lender against any and all claims, losses,. liabilities, damages penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Deed of Trust or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Trustors ownership or interest in the Property, whether or not the same was or should have been known to Trustor. The provisions of this section of the Deed of Trust, including the obligation to indemnify, shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Deed of Trust and shall not be affected by Lender's acquisition of any interest in the Property, whether by foreclosure or otherwise.

NUISANCE, WASTE. Trustor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing, Trustor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), soil, gravel or rock products without the prior written consent of Lender.
Removal of Improvements. Trustor shall not demolish or remove any Improvements from the Real
Property without the prior written consent of Lender As a condition to the removal of any Improvements, Lender may require Trustor to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value.

LENDER'S RIGHT TO ENTER. Lender and its agents and
representatives may enter upon the Real Property
at all reasonable times to attend to Lender s
interests and to inspect the Property for purposes
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04-22-97            DEED OF TRUST       Page 8
                     (Continued)

of Trustor's compliance with the terms and conditions of this Deed of Trust.

COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Trustor shall promptly comply with all laws, ordinances and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act.
Trustor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Trustor has notified Lender in writing prior to doing so and so long as, in Lender s sole opinion, Lender s interests in the Property are not jeopardized. Lender may require
Trustor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

DUTY TO PROTECT. Trustor agrees neither to abandon nor leave unattended the Property. Trustor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE - CONSENT BY LENDER. Lender may, at
its option, declare immediately due and payable
all sums secured by this Deed of Trust upon the
sale or transfer, without the Lender's prior
written consent, of all or any part of the Real
Property, or any interest in the Real Property. A
"sale or transfer" means the conveyance of Real
Property or any right, title or interest therein;
whether legal, beneficial or equitable; whether
voluntary or involuntary; whether by outright
sale, deed, installment sale contract, land
contract, contract for deed, leasehold interest
with a term greater than three (9) years, lease-
option contract, or by sale, assignment, or
transfer of any beneficial interest in or to any
land trust holding title to the Real Property, or
by any other method of conveyance of Real Property
interest. If any Trustor is a corporation,
partnership or limited liability company, transfer
also includes any change in ownership of more than
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04-22-97            DEED OF TRUST       Page 9
                     (Continued)

twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of Trustor.
However, this option shall not be exercised by Lender if such exercise is prohibited by federal law or by Arizona law.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are a part of this Deed of Trust.

PAYMENT. Trustor shall pay when due (and in all events prior to delinquency) all taxes and assessments including without limitation sales or use taxes in any state, local privilege or excise taxes based on gross revenues, special taxes, charges including water and sewer), fines and impositions levied against Trustor or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property Trustor shall maintain the Property free of all liens having priority over or equal to the interest of Lender under this Deed of Trust, except for the lien of taxes and assessments not due and except as otherwise provided in this Deed of Trust.
Beneficiary shall have the right, but not the duty or obligation, to charge Trustor for any such taxes or assessments in advance of payment. In no event does exercise or non-exercise by Beneficiary of this right relieve Trustor from Trustor's obligation under this Deed of Trust or impose any liability whatsoever on Beneficiary.

RIGHT TO CONTEST. Trustor may withhold payment of
any tax, assessment or claim in connection with a
good faith dispute over the obligation to pay, so
long as Lender s interest in the property is not
jeopardized. If a lien arises or is filed as a
result of nonpayment, Trustor shall within fifteen
(15) days after the lien arises or if a lien is
filed, within fifteen (15) days af er Trustor has
notice of the filing, secure the discharge of the
lien, or if requested by Lender, deposit with
Lender cash or a sufficient corporate surety bond
or other security satisfactory to Lender in an
amount sufficient to discharge the lien plus any
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04-22-97            DEED OF TRUST       Page 10
                     (Continued)

costs and attorneys' fees or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Trustor shall defend itself and Lender and shall satisfy. Any adverse judgment before enforcement against the Property. Trustor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

EVIDENCE OF PAYMENT. Trustor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

NOTICE OF CONSTRUCTION. Trustor shall notify
Lender at least fifteen (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien materialmen's lien or other lien could be asserted on account of the work services, or materials. Trustor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Trustor can and will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Deed of Trust.

   MAINTENANCE OF INSURANCE. Trustor shall procure
   and maintain policies of fire insurance with
   standard extended coverage endorsements on a
   replacement basis for the full insurable value
   covering all Improvements on the Real Property
   in an amount sufficient to avoid application of
   any coinsurance clause, and with a standard
   mortgagee clause in favor of Lender. Trustor
   shall also procure and maintain comprehensive
   general liability insurance in such coverage
   amounts as Lender may request with trustee and
   Lender being named as additional insureds in
   such liability insurance policies. Additionally
   Trustor shall maintain such other insurance,
   including but not limited to hazard, business
   interruption, and boiler insurance, as Lender
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04-22-97            DEED OF TRUST       Page 11
                     (Continued)

   may reasonably require Policies shall be written in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Trustor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Trustor or any other person
   Should the Real Property at any time become located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Trustor agrees to obtain and maintain Federal Flood Insurance for the full unpaid principal balance of the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

   APPLICATION OF PROCEEDS. Trustor shall promptly
   notify Lender of any loss or damage to the
   Property if the estimated cost of replacement
   or repair exceeds $1,000.00. Lender may make
   proof of loss if Trustor fails to do so within
   fifteen (15) days of the casualty. Whether or
   not Lender's security is impaired, Lender may,
   at its election, receive and retain the
   proceeds of any insurance and apply the
   proceeds to the reduction of the Indebtedness,
   payment of any lien affecting the Property, or
   the restoration and repair of the Property If
   Lender elects to apply the proceeds to
   restoration and repair, Trustor shall repair or
   replace the damaged or destroyed Improvements
   in a manner satisfactory to Lender. Lender
   shall, upon satisfactory proof of such
   expenditure, pay or reimburse Trustor from the
   proceeds for the reasonable cost of repair or
   restoration if Trustor is not in default under
   this Deed of Trust. Any proceeds which have not
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04-22-97            DEED OF TRUST       Page 12
                     (Continued)

   been disbursed within 180 days after their receipt and which Lender has not committed to the repair or-restoration of the Property shall be used first to pay any amount owing to Lender under this Deed of Trust, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the Indebtedness. If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Trustor as Trustor's interests may appear.

   UNEXPIRED INSURANCE AT SALE. Any unexpired insurance shall inure to the benefit of, and pass to, the purchaser of the Property covered by this Deed of Trust at any trustee's sale or other sale held under the provisions of this Deed of Trust, or at any foreclosure sale of such Property.

   TRUSTOR'S REPORT ON INSURANCE. Upon request of
   Lender, however not more than once a year, Trustor shall furnish to Lender a report on each existing policy of insurance showing: (a) the name of the insurer; (b) the risks insured;
   (c) the amount of the policy: (d the property insured, the then current replacement value of such property, and the manner of determining that value; and (e) the expiration date of the policy. Trustor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

TAX AND INSURANCE RESERVES Subject to any
limitations set by applicable law, Lender may
require Trustor to maintain with Lender reserves
for payment of annual taxes, assessments, and
insurance premiums, which reserves shall be
created by advance payment or monthly payments of
a sum estimated by Lender to be sufficient to
produce amounts at least equal to the taxes,
assessments, and insurance premiums to be paid.
The reserve funds shall be held by Lender as a
general deposit from Trustor, which Lender may
satisfy by payment of the taxes assessments, and
insurance premiums required to be paid by Trustor
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04-22-97            DEED OF TRUST       Page 13
                     (Continued)

as they become due. Lender shall have the right to draw upon the reserve funds to pay such items, and Lender shall not be required to determine the validity or accuracy of any item before paying it.
Nothing in the Deed of Trust shall -be construed as requiring Lender to advance other monies for such purposes, and Lender shall not incur any liability for anything it may do or omit to do with respect to the reserve account. All amounts in the reserve account are hereby pledged to further secure the Indebtedness, and Lender is hereby authorized to withdraw and apply such amounts on the Indebtedness upon the occurrence of an Event of Default. Lender shall not be required to pay any interest or earnings on the reserve funds unless required by law or agreed to by Lender in writing Lender does not hold the reserve funds in trust for Trustor, and Lender is not Trustor s agent for payment of the taxes and assessments required to be paid by Trustor.

EXPENDITURES BY LENDER. If Trustor fails to comply
with any provision of this Deed of Trust, or if
any action or proceeding is commenced that would
materially affect Lender s interests in the
Property, Lender on Trustor's behalf may but shall
not be required to, take any action that Lender
deems appropriate to the extent permitted by
applicable raw. Any amount that Lender expends in
so doing will bear interest at the rate provided
for in the Note from the date incurred or paid by
Lender to the date of repayment by Trustor. All
such expenses, at Lender's option will (a) be
payable on demand, (b) be added to the balance of
the Note and be apportioned among and be payable
with any installment payments to become due during
either (i) the term of and applicable insurance
policy or (ii) the remaining term of the Note, or
(c) be treated as a balloon payment which will be
due and payable at the Note s maturity This Deed
of Trust also will secure payment of these
amounts. The rights provided for in this paragraph
shall be in addition to any other rights or any
remedies to which Lender may be entitled on
account of the default and shall be exercisable by
Lender to the extent permitted by applicable law.
Any such action by Lender shall not be construed
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04-22-97            DEED OF TRUST       Page 14
                     (Continued)

as curing the default so as to bar Lender from any remedy that it otherwise would have had.

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Deed of Trust.

   TITLE. Trustor warrants that: (a) Trustor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender, or have otherwise been previously disclosed to and accepted by Lender in writing in connection with this Deed of Trust, and (b) Trustor has the full right, power, and authority to execute and deliver this Deed of Trust to Lender.

   DEFENSE OF TITLE. Subject to the exception in the paragraph above, Trustor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Trustor's title or the interest of Trustee or Lender under this Deed of Trust
   Trustor shall defend the action at Trustor's expense. Trustor maybe the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Trustor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

   COMPLIANCE WITH LAWS. Trustor warrants that the
   Property and Trustor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

CONDEMNATION. The following provisions relating to
   condemnation proceedings are a part of this
   Deed of Trust.
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04-22-97            DEED OF TRUST       Page 15
                     (Continued)

   APPLICATION OF NET PROCEEDS. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the Indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys fees incurred by Trustee or Lender in connection with the condemnation.

   PROCEEDINGS. If any proceeding in condemnation is filed, Trustor shall promptly notify Lender in writing, and Trustor shall promptly take such steps as may be necessary to defend the action and obtain the award. Trustor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Trustor will deliver or cause to be delivered to Lender such instruments as may be requested by it from time to time to permit such participation,

IMPOSITION OF TAXES, FEES AND CHARGES BY
GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this Deed of Trust:

   CURRENT TAXES, FEES AND CHARGES. Upon request by Lender, Trustor shall execute such documents in addition to this Deed of Trust and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real
   Property Trustor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Deed of Trust, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Deed of Trust.

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04-22-97            DEED OF TRUST       Page 16
                     (Continued)

   TAXES. The following shall constitute taxes to which this section applies: (a) a specific tax upon this type of Deed of Trust or upon all or any part of the Indebtedness secured by this Deed of Trust; (b) a specific tax on Trustor which Trustor is authorized or required to deduct from payments on the Indebtedness secured by this type of Deed of Trust; (c) a tax on this type of Deed of Trust chargeable against the Lender or the holder of the Note;
   and (d a specific tax on all or any portion of the Inde6tedness or on payments of principal and interest made by Trustor.

   SUBSEQUENT TAXES. If any tax to which this section applies is enacted subsequent to the date of this Deed of Trust, this event shall have the same effect as an Event of Default (as defined below), and Lender ma exercise any or all of its available remedies for an Event of Default as provided below unless Trustor either
   (a) pays the tax before it becomes delinquent, or (b) contests the tax as provided above in the Taxes and Liens Lender and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Deed of Trust as a security agreement are a part of this Deed of Trust.

   SECURITY AGREEMENT. This instrument shall constitute a security agreement to the extent any of the Property constitutes fixtures or other personal property, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

   SECURITY INTEREST. Upon request by Lender,
   Trustor shall execute financing statements and take whatever other action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal
   Property In addition to recording this Deed of Trust in the real property records, Lender may,

==================================================
04-22-97            DEED OF TRUST       Page 17
                     (Continued)

   at any time and without further authorization from Trustor, file executed counterparts, copies or reproductions of this Deed of Trust as a financing statement. Trustor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Trustor shall assemble the Personal Property in a manner and at a place reasonably convenient to Trustor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender.

   ADDRESSES. The mailing addresses of Trustor
   (debtor) and Lender (secured the security interest granted by this Deed of Trust may be obtain e Uniform Commercial Code), are as stated on the first page of this Deed of Trust.

FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Deed of Trust.

   FURTHER ASSURANCES. At any time, and from time to time, upon request of Lender, Trustor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be tiled, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust security deeds, security agreements, financing statements, continuation statements, instruments of further, assurance, certificates, and other documents as may, in the sole opinion of the Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (a) the obligations of Trustor under the Note this Deed of Trust, and the Related
   Documents, and b the liens and security
   interests created by this Deed of Trust as first and prior liens on the Property, whether now owned or hereafter acquired by Trustor.
   Unless prohibited by law or agreed to the

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04-22-97            DEED OF TRUST       Page 18
                     (Continued)

   contrary by Lender in writing, Trustor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

   ATTORNEY-IN-FACT. If Trustor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Trustor and at Trustor s expense. For such purposes Trustor hereby irrevocably appoints
   Lender as Trustors attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lenders sole opinion, to accomplish the matters referred to in the preceding paragraph.

FULL PERFORMANCE. If Trustor pays all the
Indebtedness when due, and otherwise performs all the obligations imposed upon Trustor under this Deed of Trust, Lender shall execute and deliver to Trustee a request for full reconveyance without warranty and shall execute and deliver to Trustor suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Personal
Property. Any reconveyance fee required by law shall be paid by Trustor, if permitted by applicable law.

DEFAULT. Each of the following, at the option of Lender, shall constitute an event of default
("Event of Default") under this Deed of Trust:

   DEFAULT ON INDEBTEDNESS. Failure of Trustor to make any payment when due on the Indebtedness.

   DEFAULT ON OTHER PAYMENTS. Failure of Trustor within the time required by this Deed of Trust to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

  DEFAULT IN FAVOR OF THIRD PARTIES. Should
  Borrower or any Trustor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other

==================================================
04-22-97            DEED OF TRUST       Page 19
                     (Continued)

  agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Trustor's ability to repay the Loans or perform their respective obligations under this Deed of Trust or any of the Related Documents.

  COMPLIANCE DEFAULT. Failure of Trustor to comply with any other term, obligation, covenant or condition contained in this Deed of Trust, the Note or in any of the Related Documents.

  FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by, or on behalf of Trustor under this Deed of Trust, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

  DEFECTIVE COLLATERALIZATION. This Deed of Trust or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

  INSOLVENCY. The dissolution or termination of Trustor's existence as a going business, the insolvency of Trustor, the appointment of a receiver for any part of Trustor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Trustor.

  FORECLOSURE, FORFEITURE, ETC. Commencement of foreclosure or forfeiture proceedings whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Trustor or by any governmental agency against any of the Property. However, this subsection shall not applying the event of a good faith dispute by Trustor as to the validity or reasonableness of the claim which is the basis of the foreclosure or forfeiture proceeding, provided that Trustor gives Lender written notice of such claim and furnishes reserves or a surety bond for the

==================================================
04-22-97            DEED OF TRUST       Page 20
                     (Continued)

  claim satisfactory to Lender.

   BREACH OF OTHER AGREEMENT. Any breach by
   Trustor under the terms of any other agreement between Trustor and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Trustor to Lender, whether existing now or later.

   EVENTS AFFECTING GUARANTOR. Any of the
   preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, and Guaranty of the Indebtedness. Lender, at its option, may, but shall not be required to, permit the Guarantors estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

   ADVERSE CHANGE. A material adverse change occurs in Trustor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

   RIGHT TO CURE. If such a failure is curable and if Trustor has not been given a notice of a breach of the same provision of this Deed of Trust within the preceding twelve (12) months, it maybe cured (and no Event of Default will have occurred) if Trustor, after Lender sends written notice demanding cure of such failure;
   (a) cures the failure within fifteen (15) days;
   or (b) if the cure requires more than fifteen
   (15) days, immediately initiates steps
   sufficient to cure the failure and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Trustee or Lender, at its option, may

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04-22-97            DEED OF TRUST       Page 21
                     (Continued)

exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

   ACCELERATE INDEBTEDNESS. Lender shall have the right at its option without notice to Trustor to declare the entire Indebtedness immediately due and payable, including any prepayment penalty which Trustor would be required to pay.

   FORECLOSURE. With respect to all or any part of the Real Property, the Trustee shall have the right to foreclose by notice and sale, and Lender shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law. To the extent permitted by law Trustor shall be and remain liable for any deficiency remaining after sale, either pursuant to the power of sale or judicial proceedings.

   UCC REMEDIES. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

   COLLECT RENTS. Lender shall have the right, without notice to Trustor, to take possession of and manage the Property and collect the Rents; including amounts past due and unpaid, and apply the net proceeds, over and above
   Lender s costs, against the Indebtedness. In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the rents are collected by Lender, then Trustor irrevocably designates Lender as Trustor's attorney-in-fact to endorse instruments received in payment thereof in the name of Trustor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph

==================================================
04-22-97            DEED OF TRUST       Page 22
                     (Continued)

   either in person, by agent, or through a receiver.

   APPOINT RECEIVER. Lender shall have the right
   to have a receiver appointed to take possession
   of all or any p     art of the Property, with
   the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness The receiver may serve without bond if permitted by law. Lender s right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

   TENANCY AT SUFFERANCE. If Trustor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Trustor, Trustor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (a) pay a reasonable rental for the use of the Property, or (b) vacate the Property immediately upon the demand of the Lender.

   OTHER REMEDIES. Trustee or Lender shall have any other right or remedy provided in this Deed of Trust or the Note or by law or in equity or by other rights and remedies afforded by Arizona law.

   NOTICE OF SALE. Lender shall give Trustor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall mean notice given at least ten (10) days before the time of the sale or disposition. Any sale of Personal Property may be made in conjunction with any sale of the Real Property.

==================================================
04-22-97            DEED OF TRUST       Page 23
                     (Continued)

   SALE OF THE PROPERTY. To the extent permitted by applicable law, Trustor hereby waives any and all rights to have the Property marshalled.
   In exercising its rights and remedies, the Trustee or Lender shall be free to sell all or any part of the Property together or separately in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property.

   INSURANCE POLICIES. Beneficiary shall have the right upon an Event of Default, but not the obligation, to assign all of Trustor s right, title and interest in and to all policies of insurance on the Property and any unearned premiums paid on such insurance to any receiver or any purchaser of the Property at a foreclosure sale, and Trustor hereby appoints
   Beneficiary as attorney in fact to assign and transfer such policies.

   WAIVER; ELECTION OF REMEDIES. A waiver by any party of a breach of a provision of this Deed of Trust shall not constitute a waiver of or prejudice the party's rights otherwise to demand strict compliance with that provision or any other provision. Election by Lender to pursue any remedy provided in this Deed of Trust, the Note, in any Related Document, or provided by law shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Trustor under this Deed of Trust after failure of Trustor to perform shall not affect Lender's right to declare a default and to exercise any of its remedies.

   ATTORNEYS' FEES; EXPENSES. If Lender institutes any suit or action to enforce any of the terms of this Deed of Trust, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and on any appeal. Whether or not any court action is involved, all reasonable expenses incurred by Lender which in Lender s opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a

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04-22-97            DEED OF TRUST       Page 24
                     (Continued)

   part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of expenditure until repaid Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender s attorneys fees whether or not there is a lawsuit, including attorneys fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services, the cost of searching records obtaining title reports
   (including foreclosure reports), surveyors' reports, appraisal fees, title insurance, and fees for the Trustee to the extent permitted by applicable law. Trustor also will pay any court costs, in addition to all other sums provided by law.

   RIGHTS OF TRUSTEE. Trustee shall have all of the rights and duties of Lender as set forth in this section.


POWERS AND OBLIGATIONS OF TRUSTEE. The following provisions relating to the powers and obligations of Trustee are part of this Deed of Trust.

   POWERS OF TRUSTEE. In addition to all powers of Trustee arising as a matter of law, Trustee shall have the power to take the following actions with respect to the Property upon the written request of Lender and Trustor: (a join in preparing and filing a map or plat of the Real Property, including the dedication of streets or other rights to the public; (b) join in granting any easement or creating any restriction on the Real Property; and (c) join in any subordination or other agreement affecting this Deed of Trust or the interest of Lender under this Deed of Trust.

   OBLIGATIONS TO NOTIFY. Trustee shall not be obligated to notify any other party of a pending sale under any other trust deed or lien, or of any action or proceeding in which Trustor, Lender, or Trustee shall be a party,

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04-22-97            DEED OF TRUST       Page 25
                     (Continued)

   unless the action or proceeding is brought by Trustee.

   TRUSTEE. Trustee shall meet all qualifications required for Trustee under applicable law. In addition to the rights and remedies set forth above, with respect to all or any part of the Property, the Trustee shall have the right to foreclose by notice and sale, and Lender shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law.

   SUCCESSOR TRUSTEE. Lender, at Lender's option, may from time to time appoint a successor
   Trustee to any Trustee appointed hereunder by an instrument executed and acknowledged by Lender and recorded in the office of the recorder of Maricopa County, Arizona. The instrument shall contain, in addition to all other matters required by state law, the names of the original Lender, Trustee, and Trustor, the book and page where this Deed of Trust is recorded and the name and address of the successor trustee, and the instrument shall be executed and acknowledge by Lender or its successors in interest. The successor trustee, without conveyance of the Property, shall succeed to all the title, power, and duties conferred upon the Trustee in this Deed of Trust and by applicable law. This procedure for substitution of trustee shall govern to the exclusion of all other provisions for substitution.

NOTICES TO TRUSTOR AND OTHER PARTIES. Any notice under this Deed of Trust shall be in writing, may be sent by telefacsimile, and shall be effective when actually delivered, or when deposited with a nationally recognized overnight courier, or, if mailed, shall be deemed effective when deposited in the United States mail first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Deed of Trust. Any party may change its address for notices under this Deed of Trust by giving

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04-22-97            DEED OF TRUST       Page 26
                     (Continued)

formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. All copies of notices of foreclosure from the holder of any lien which has priority over this Deed of Trust shall be sent to Lender's address, as shown near the beginning of this Deed of Trust. For notice purposes, Trustor agrees to keep Lender and Trustee informed at all times of Trustor's current address.

APPRAISALS. Grantor agrees to ay the cost of all appraisals and appraisal reviews required by Lender in its sole discretion (a) to comply with
(i) any applicable statute or regulation or (ii) the request or directive (whether or not having the force of law of any regulatory authority with jurisdiction over Lender, or (b) at any time after the occurrence of an event of default. All such appraisal costs shall become a part of the indebtedness secured hereby and payable on demand, together with interest thereon at the highest rate applicable to any such Indebtedness.

FINANCIAL INFORMATION. From time to time, upon request by Lender, Grantor shall provide, and shall cause any Guarantor of the Indebtedness to provide, such financial information concerning such person or the Property as Lender may require.
Such information may include without limitation financial statements, tax returns and operating statements regarding the Property.

ADDITIONAL COLLATERAL. In addition to the Property identified on page 1 of the Deed of Trust, the Property shall also include and Grantor hereby grants to Lender a security interest in, all of Grantor s now owned and hereafter acquired (a) equipment and inventory which is at any time located on and used in connection with the real property described in this Deed of Trust or any business operated thereon; (b) accounts general intangibles, instruments money, cash equivalents and income or revenues of any nature which arise from or relate to the operation of such property or any such business; and (c) all proceeds of any of the foregoing. All of the foregoing collateral shall be part of the personal property as that

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04-22-97            DEED OF TRUST       Page 27
                     (Continued)

term is used in this Deed of Trust.

ORAL AGREEMENTS.  ORAL AGREEMENTS OR ORAL
COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO
FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT
ENFORCEABLE UNDER WASHINGTON LAW.


ACCESS LAWS. (a Grantor agrees that Grantor and the Property shall at all times strictly comply with the requirements of the Americans with Disabilities Act of 1990. the Fair Housing
Amendments Act of 1988; and other federal, state, or local laws or ordinances related to disabled access; or any statute, rule, regulation, ordinance, order of governmental bodies and regulatory agencies, or order or decree of any court adopted or enacted with respect thereto, as now existing or hereafter amended or adopted
(collectively, the "Access Laws"). At any time,
Lender may require a certificate of compliance with the Access Laws and indemnification agreement in a form reasonably acceptable to Lender. Lender may also require a certificate of compliance with the Access Laws from an architect, engineer, or other third party acceptable to Lender.
(b) Notwithstanding any provisions set forth herein or in any other document, Grantor shall not alter or permit any tenant or other person to alter the Property in any manner which would increase Grantor's responsibilities for compliance with the Access Laws without the prior written approval of Lender. In connection with such approval, Lender may require a certificate of compliance with the Access Laws from an architect, engineer, or other person acceptable to Lender.
(c) Grantor agrees to give prompt written notice to Lender of the receipt by Grantor of any claims of violation of any of the Access Laws and of the commencement of any proceedings or investigations which relate to compliance with any of the Access
Laws.
(d) Grantor shall indemnify, defend, and hold harmless Lender from and against any and all claims, demands, damages, costs, expenses, losses, liabilities,. penalties, fines, and other proceedings including without limitation

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04-22-97            DEED OF TRUST       Page 28
                     (Continued)

reasonable attorneys fees and expenses arising directly or indirectly from or out of or in anyway connected with any failure of the Property to comply with any of the Access Laws. The obligations and liabilities of Grantor under this section shall survive any termination, satisfaction, assignment, judicial or nonjudicial foreclosure proceeding, or delivery of a deed in lieu of foreclosure.

MISCELLANEOUS PROVISIONS. The following
  miscellaneous provisions are a part of this Deed of Trust:

  AMENDMENTS. This Deed of Trust, together with any Related Documents constitutes the entire understanding and agreement of the parties as to the matters set forth in this Deed of Trust. No alteration of or amendment to this Deed of Trust shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

   ANNUAL REPORTS. If the Property is used for purposes other than Trustor's residence,
   Trustor shall furnish to Lender upon request, a certified statement of net operating income received from the Property during Trustor's previous fiscal year in such form and detail as Lender shall require. Net operating income" shall mean all cash receipts from the Property less all cash expenditures made in connection with he operation of the Property.

   ARBITRATION. Lender and Trustor agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Deed of Trust or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American
   Arbitration Association, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a

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04-22-97            DEED OF TRUST       Page 29
                     (Continued)

   temporary restraining order; invoking a power of sale under any deed of trust or mortgage;
   obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modified any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party.
   Judgment upon any award rendered by any
   arbitrator may be entered in any court having jurisdiction. Nothing in this Deed of Trust shall preclude any party from seeking equitable relief from a court of competent jurisdiction
   The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement if an action for these purposes.
   The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

APPLICABLE LAW. This Deed of Trust has been
delivered to Lender and accepted by Lender in the
State of Washington. Except as set forth
hereinafter, this Deed of Trust shall be governed
by, construed and enforced in accordance with the
laws of the State of Washington, except and only
to the extent of procedural matters related to the
perfection and enforcement by Lender of its rights
and remedies against the Property, which matters
shall be governed by the laws of the State of
Arizona. However, in the event that the
enforceability or validity of any provision of
this Deed of Trust is challenged or questioned,
such provision shall be governed by whichever
applicable state or federal law would uphold or
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04-22-97            DEED OF TRUST       Page 30
                     (Continued)



would enforce such challenged or questioned provision. The loan transaction which is evidenced by the Note and this Deed of Trust (which secures the Note) has been applied for, considered, approved and made in the State of Washington.
Caption Headings. Caption headings in this Deed of Trust are for convenience purposes only and are not to be used to interpret or define the provisions of this Deed of Trust.

MERGER. There shall be no merger of the interest or estate created by this Deed of Trust with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Trustor under this Deed of Trust shall be joint and several, and all references to Trustor shall mean each and every Trustor. This means that each of the persons signing below is responsible for all obligations in this Deed of Trust.

SEVERABILITY. If a court of competent jurisdiction finds any provision of this Deed of Trust to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the pending provision cannot be so modified, it shall be stricken and all other provisions of this Deed of Trust in all other respects shall remain valid and enforceable.

SUCCESSORS AND ASSIGNS. Subject to the limitations
stated in this Deed of Trust or transfer of
Trustor's interest, this Deed of Trust shall be
binding upon and inure to the benefit of the
parties, their successors and assigns. If
ownership of the Property becomes vested in a
person other than Trustor, Lender, without notice
to Trustor may deal with Trustor s successors with
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04-22-97            DEED OF TRUST       Page 31
                     (Continued)

reference to this Deed of Trust and the
Indebtedness by way of forbearance or extension without releasing Trustor from the obligations of this Deed of Trust or liability under the Indebtedness.

TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Deed of Trust.

WAIVERS AND CONSENTS. Lender shall not be deemed to have waived any rights under this Deed of Trust
(or under the Related Documents) unless such waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate. as a waiver of such right or any other right. A waiver by any party of a provision of this Deed of Trust shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. No prior waiver by Lender nor any course of dealing between Lender and Trustor, shall constitute a waiver of and of Lender's rights or any of Trustor's obligations as to any future transactions. Whenever consent by Lender is required in this Deed of Trust the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required.

WAIVER OF HOMESTEAD EXEMPTION. Trustor hereby releases and waives all rights and benefits of the homestead exemption laws of the State of Arizona as to all Indebtedness secured by this Deed of Trust.

Unless you provide us with evidence of the insurance coverage as required by our contract or loan agreement, we may purchase insurance at your expense to protect our interest. This insurance may, but need not, also protect your interest. If the collateral becomes damaged, the coverage we purchase may not pay any claim you make or any claim made against you. You may later cancel this coverage by providing evidence that you have obtained property coverage elsewhere.

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04-22-97            DEED OF TRUST       Page 32
                     (Continued)

You are responsible for the cost of any insurance purchased by us. The cost of this insurance may be added to your contract or loan balance. If the cost is added to your contract or loan balance, the interest rate on the underlying contract or loan will apply to this added amount. The effective date of coverage may be the date your prior coverage lapsed or the date you failed to provide proof of coverage.

The coverage we purchase may be considerably more expensive than insurance you can obtain on your own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

EACH TRUSTOR ACKNOWLEDGES HAVING READ ALL THE
PROVISIONS OF THIS DEED OF TRUST, AND EACH TRUSTOR
AGREES TO ITS TERMS.

TRUSTOR:

EMERITUS PROPERTIES VI, INC.,
a Washington corporation

By:  /s/ Raymond R. Brandstrom
    --------------------------
     Raymond R. Brandstrom, President


By:  /s/ Kelly J. Price
    --------------------------
     Kelly J. Price, Vice President & Secretary














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04-22-97            DEED OF TRUST       Page 33
                     (Continued)

CORPORATE ACKNOWLEDGMENT

STATE OF WASHINGTON         )
                            )   ss
COUNTY OF KING              )

On this 22nd day of April, 1997, before me, the undersigned Notary Public, personally appeared
Raymond R. Brandstrom, President; and Kelly Price,
Vice President & Secretary of EMERITUS PROPERTIES
VI, INC., a Washington corporation, and known to me to be authorized agents of the corporation that executed the Deed of Trust and acknowledged the Deed of Trust to be the free and voluntary act and deed of the corporation, by authority of its Bylaws or by resolution of its board of directors, for the uses and purposes therein mentioned, and on oath stated that they are authorized to execute this Deed of Trust and in fact executed the Deed of Trust on behalf of the corporation.

By /s/Catherine L. Pasquan
Residing at Seattle, WA
Notary Public in and for the State of Washington
My commission expires 3-30-99





           [NOTARY SEAL]